Exhibit 99.1 TRANSFORMING CANCER THERAPY April 2022 Needham & Co Annual Healthcare Conference 1 `

Important Notices & Disclaimers This presentation (the “Presentation”) by BioAtla, Inc. (“we”, “us”, “our”, “BioAtla”, or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “potential”, “predict”, “project”, “should”, “will”, “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements. These forward-looking statements reflect management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties, including those described in the Company's filings with the SEC, including but not limited to the Company's latest Annual Report on Form 10-K. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof. Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company’s own estimates of the prevalence of certain diseases and conditions. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company’s estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions. This Presentation may contain trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties. None of the Company or any of its directors, officers, employees, contractors, agents, consultants, advisors or other representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this Presentation. 2

BioAtla© is a clinical-stage biotech company focused on transforming cancer therapy with Conditionally Active Biologics (CABs)

THE COMPANY

TECHNOLOGY

Proprietary CAB technology that conditionally and reversibly bind to cancer cells, but not to normal cells, enabling increased antibody potency and reduced toxicity

Strong intellectual property rights:
- 621 patents (360 issued, 9 allowed, and 252 pending)

CLINICAL & TEAM

Broad clinical and development pipeline with two 1st-in-class P2 CAB-ADCs for multiple indications and CAB-CTLA-4 initiated P1 clinical studies

Over 60 employees with exceptional experience in innovative research and clinical development

FINANCE & INFRASTRUCTURE

Building on successful 2020 IPO, over $290MM in gross proceeds, (including $75.0 MM raised 9/21). $245MM cash at EOY 2021 funds operations into 2024

Headquartered in San Diego in a ~43,000 square foot office and lab facility with a contract lab in Beijing

3

Tumor cell acidity enables selective, reversible CAB binding via the novel physiological-occurring PaCS™* molecule mechanism

THE TECHNOLOGY

1 **In Alkaline Healthy Cell Membranes...**

In normal tissue (+) charged amino acid residues shield protein targets from drug attack by binding to (-) charged PaCS™ molecules.

2 **The Warburg Effect**

Cancer cells divide rapidly, requiring high rates of glycolysis**, resulting in an acidic TME (pH 5.8-6.7).

3 **In Acidic Cancer Cell Membranes**

In the acidic TME the PaCS molecules are neutralized by H+, exposing targets to drug attack. With no requirement for activation.

BioAtla CAB antibodies selectively target these (+) charged amino acids on targets only available in the acidic TME.



HEALTHY CELL SURFACE
PaCS prevents CAB antibody binding through:
• Direct epitope blocking
• Allosteric inhibition
CAB antibody
Target receptor
PaCS (e.g. HCO3-, HS-)
Protons (H+)



CANCER CELL SURFACE
CAB binding to PaCS-free target
• Enabled by acidic cancer microenvironment
• Epitope (+) now availbale to CAB antibody (-)
Binding
H+
CAB antibody
PaCS neutralized
Target receptor
PaCS (e.g. HCO3-, HS-)
Protons (H+)

*PaCS = Protein-associated Chemical Switches™ **Glycolysis underpins the success of PET scanning

Prodrugs and masked antibodies require activation. Once activated, they cannot become inactive circulating from diseased to normal tissues

Chang, H.W., Frey, G., Liu, H., Xing, C., Steinman, L, Boyle, B.J., & Short, J.M. (2021) PNAS 118(9): 1-10, Suppl. 1-19.

4

Leveraging advantages of CAB technology

Anticipated advantages of CAB technology

- Improved safety and efficacy
- Enhanced pharmacologic properties
- Develop therapeutics against validated pathways
- Expand target universe
- Enable differentiated combination and bispecific immuno-oncology therapies

Examples of CAB technology's broad application

1. Targeting CTLA4 (**BA3071 –** Naked Antibody)
2. Targeting EpCAM x CD3 (**BA3182 –** Bispecific)
3. Targeting Nectin-4 (**BA3361 –** 2nd Gen ADC¥)

¥2nd Gen ADC features complementing CAB Technology:

1. *conjugation without sequence modification of antibody at DAR 4 and higher*
2. *high serum stability and high solubility with sugar-based linker*
3. *cleavage only in the lysosome with potential to reduce risk of neutropenia and neuropathy*

5

BA3071 (CAB-CTLA4): best-in-class and potential for disruption of the I/O Market

Research demonstrates challenges and opportunity in combining two Immune Checkpoint Inhibitors*

- Improves efficacy, but increases adverse events
- Greater % of patients discontinue therapy relative to monotherapy

Clinical Endpoint	Nivolumimab (PD-1)	Nivolumimab (PD-1) + Ipilumimab (CTLA4)
Progression Free Survival	6.9 months	**11.5 months**
Grade 3 or 4 Adverse Events	16.3%	55.0%
Discontinued Treatment	7.7%	36.4%

In NHP study, BA3071 achieved similar exposure levels to Ipi analog with significantly less toxicity in combination with nivo**



Study date 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
Cyno #
Vehicle Control
#1
#2
#3
#4
#5
Nivo + Ipi Positive Control
#1
#1 or #2
#2
#3
#4
#5
Nivo + CAB-BA3071
#1
#2
#3
#4
#5
GI Symptoms
Liquid feces
Non-formed feces
Other GI symptoms

*Larkin et al., New Eng. J. Med.,373: 23-34, 2015
**Chang et al., PNAS 118 (9): 1-10, 2021

Nivo: 20mg/kg QW (12X human dose); Ipi or CAB-CTLA: 15mg/kg QW (45 – 60X human dose)
Once weekly for four weeks exposure to Nivo + Ipi or CAB CTLA4

6

CAB-EpCAM x CAB-CD3 bispecific antibody exhibits comparable tumor shrinkage with superior safety profile

Dual selection results in high selectivity


Tumor Cell Target
T Cell Target
CAB-EpCAM
CAB-CD3

CAB EpCAM x CAB CD3 bispecific demonstrates efficient tumor shrinkage


Tumor volume (mm³)
2500
2000
1500
1000
500
0
0
10
20
30
40
50
Study Days
Isotype x WT CD3
EpCAM x WT CD3
CAB EpCAM x CAB CD3

MiXeno Model with HCT116 = Colorectal Cancer Cell Line
1mg/kg twice/week in mice
(equivalent to 0.25mg/kg in non-human primates)

Bispecific Safety Results
(Non-GLP; Non-human Primates)

WT-EpCAM x WT-CD3

***0.025mg/kg**	= 2 ill
***0.05 mg/kg**	= 2 expired

Single Dose – non-GLP Toxicity Study

CAB-EpCAM x CAB-CD3 (BA3182)

***0.25mg/kg**	= 2 normal
***1.0 mg/kg**	= 2 normal
***2.5 mg/kg**	= 2 normal
***2.5 mg/kg**	= 10 normal
***5.0 mg/kg**	= 10 normal

**QW x 4 weeks – GLP Toxicity Study*

- >160x higher therapeutic index
- MTD not yet reached

WT = wild type; *from independent experiments
MTD = Maximum Tolerated Dose

7

Robust pipeline of differentiated CAB assets designed to deliver near-, mid- and long-term value bioatla

IND Enabling | Phase 1 | Phase 2

Pre-Clinical | *Clinical*

Program	Target	Lead Indications	
BA3011 *Mecbotamab Vedotin*	**AXL**	✓ STS & Bone Sarcoma ✓ NSCLC ✓ Ovarian Cancer*	(Mono & Combo w/ PD-1)
BA3021 *Ozuriftamab Vedotin*	**ROR2**	✓ NSCLC ✓ Melanoma ✓ HNC ✓ Ovarian Cancer*	(Mono & Combo w/ PD-1)
BA3071 *Naked Antibody*	**CTLA-4**	▪ RCC ▪ NSCLC / SCLC ▪ HCC ▪ Melanoma	▪ Bladder ▪ Gastric ▪ Cervical Cancer (Mono & Combo w/ PD-1)
BA3182 *Bispecific*	**EpCAM & CD3**	▪ Colorectal ▪ NSCLC / SCLC ▪ Ovarian	▪ Prostate Cancer** ▪ TNBC
BA3142 *Bispecific*	**B7-H3 & CD3**	▪ HNC ▪ Melanoma ▪ NSCLC / SCLC	▪ Pancreatic ▪ Prostate Cancer** ▪ Sarcoma
BA3361 *2nd Gen ADC*	**Nectin-4**	▪ Colorectal Cancer** ▪ HNC ▪ NSCLC	▪ Pancreatic ▪ TNBC
BA3151 *2nd Gen ADC*	**B7-H4**	▪ Breast ▪ Colon ▪ Kidney	▪ Ovary ▪ Prostate
BA3311 *Bispecific*	**EGFR & CD3**	▪ Bladder ▪ Pancreatic Cancer** ▪ TNBC	

** Ph2 investigator-initiated trial for Ovarian Cancer ** Anticipated indications based upon tumor target expression*

Abbreviations: STS = Soft Tissue Sarcoma, NSCLC = Non-small Cell Lung Cancer, RCC = Renal Cell Carcinoma, SCLC = Small Cell Lung Cancer, HCC = Hepatocellular Carcinoma, TNBC = Triple-Negative Breast Cancer, HNC = Head and Neck Cancer

8

Strong execution and compounding momentum through 2021 2021 LOOKBACK Initiated four Phase 2 Entered into clinical potentially collaboration with BMS to Secured $75m registration-enabling evaluate two CAB-ADCs in through private ® studies across two combination with Opdivo placement different assets ✓ Mecbotamab Vedotin (AXL BA3011) Initiated CAB-CTLA4 ✓ Ozuriftamab Vedotin (ROR2 BA3021) Presented Phase 1 (BA3071) Phase 1 trial data in refractory sarcoma patients for Advanced two CAB- Mecbotamab Vedotin bispecific antibodies nd (BA3011) at CTOS and two 2 Gen ADCs to IND enabling studies 9

Four potentially registration-enabling Phase 2 trials ongoing with lead CAB-ADCs, Mecbotamab Vedotin & Ozuriftamab Vedotin bioatla

PHASE 2

Ongoing

Program	Trial	Trial Status (Feb. '22)
Mecbo – BA3011	**Sarcoma (STS# & Bone)** mono & combo w/ PD-1; AXL TmPS*≥50 & ≥70 3rd Line (n=200-275)	26 sites activated 70 pts fully enrolled
Mecbo – BA3011	**NSCLC** mono & combo w/ PD-1; AXL TmPS*≥50 in PD-1, EGFR or ALK failure patients (n=40)	42 sites activated Actively dosing
Ozurif – BA3021	**Melanoma** mono & combination w/ PD-1; ROR2 positive ROR2 TmPS*≥ 1; PD1 failure patients (n=200)	16 sites activated Actively dosing
Ozurif – BA3021	**NSCLC** mono & combination w/ PD-1; ROR2 positive ROR2 TmPS*≥ 1; PD1, EGFR or ALK patients (n=200)	39 sites activated Actively dosing

Initiated

Program	Trial	Trial Status (Feb. '22)
Ozurif – BA3021	**Head & Neck (SCCHN)** mono & combination w/ PD-1 (n=80-100); ROR2 positive ROR2 TmPS*≥ 1; Platinum or PD-1 failure patients	Initial sites activated, dosing 1H 2022
BA3011 & BA3021	**Ovarian (Investigator-Initiated Trial)** combination w/ PD-1 (n=60); ROR2 positive ROR2 TmPS*≥ 1; Platinum failure patients	Initial sites activated, dosing 1H 2022

Note: #STS = Soft Tissue Sarcoma; *TmPS= Tumor membrane Percent Score- Scores range from 0 to 100

10

Significant opportunity to fill treatment void in sarcomas

Mecbo – BA3011

SARCOMA

Unmet Need for Sarcomas

- ✓ No targeted therapies available for most soft tissue sarcoma
- ✓ Bone sarcomas have no approved therapies after failure of frontline regimens
- ✓ Low 5-year survival rates (~16.4% for late-stage metastatic soft tissue sarcoma)

Large and Under-Appreciated Commercial Opportunity

- ~17,000 diagnosed unresectable / metastatic cases in 2021
- Before withdrawal from market for failing Phase 3, Lilly's olaratumab had sales of $562 million with a 50% CAGR, in less than 2 years

Lower Regulatory Hurdles for Sarcoma Treatments

- Approved therapies show improved ORRs[1] of less than 15%



100%
75%
50%
25%
0%
15% ORR
Pembrolizumab2
Nivolumab
Eribulin
Pazopanib
Dacarbazine
Figitumumab
Yondelis
Aldoxorubican
Pembrolizumab3
Doxorubicin
Apatinib
Tazemeostat
Gemcitabine + Docetaxel4
Cabozantinib
* Approved

Median progression-free survival (PFS) for approved therapies ranges from 2 – 7 months[5]

Source: DRG. Soft tissue sarcoma. Epi dashboard. 2020

Note: [1]Objective response rates (ORR) is defined as the proportion of patients with tumor size reduction of a predefined amount and for a minimum time period and is comprised of complete responses and partial responses; [2]Pembrolizumab ORR data from 2015-2016 [3]Pembrolizumab ORR data from 2017 [4]ORR for Gemcitabine treatment in combination with Docetaxel [5]CA CANCER J CLIN 2020;70:200–229

11

Encouraging Phase I results with Mecbotamab Vedotin in refractory sarcoma bioatla

PHASE 1 - SARCOMA

Mecbo – BA3011

Confirmed TmPS* ≥70; 1.8mg/kg Q3W or 2Q3W



Maximum % Change from Baseline in Sum of Target Lesions
100
80
60
40
20
0
-20
-40
-60
-80
-100
AXL+ TmPS=90$ 1.8mg/kg d1,8
Leiomyosarcoma (LMS)
AXL+ TmPS=100 1.8mg/kg d1,8
Synovial² Sarcoma
AXL+ TmPS=100 1.8mg/kg d1,8
Uterine LMS
Confirmed Partial Response (PR)
AXL+ TmPS=90 1.8mg/kg
LMS * (NED¹)
AXL+ TmPS=95 1.8mg/kg d1,8
UPS *
AXL+ TmPS=70 1.8mg/kg d1,8
UPS *
AXL+ TmPS=100 1.8mg/kg
Ewing *

Evaluable Patients in Phase 1 at All Doses



High TmPS ≥70
Low TmPS ≤70 or Not Evaluable
Change in Target Lesion from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
10
20
30
40
50
60
70
Time (weeks)

Notes:
All patients: Multiple cycles of antineoplastic agents received prior to starting treatment with BA3011
*AXL Tumor membrane Percent Score or TmPS = % Score ≥1+; $Tissue biopsy from resection, over 1 year old prior to trial entry
[1] NED = No evidence of disease; [2] Synovial sarcoma patient delayed treatment due to unrelated SAE led to progression

12

Predefined Interim Analysis: Decision Tree

Mecbo – BA3011

PHASE 2 - SARCOMA


Monotherapy
STS
LMS
~10 patients w TmPS>=70
Syn
~10 patients w TmPS>=70
Lipo
~10 patients w TmPS>=70
Others
~10 patients w TmPS>=70
Bone
Osteo
~10 patients w TmPS>=70
Ewing
~10 patients w TmPS>=70
Others
~10 patients w TmPS>=70
Combo with PD-1
~10 patients w CD20 pos
~10 patients w CD20 neg
For each Subgroup
up to 10 patients
No Go
if 0 CR/PR and
PFR12 week < 40%
Go
if ≥ 1 CR/PR or
PFR12 week ≥ 40%

13

Preliminary observations from Phase 2 sarcoma study with Mecbotamab Vedotin

Mecbo – BA3011

PHASE 2 - SARCOMA

- Study enrolling as per plan with initial interim cohort of ~70 pts enrolled at EOY
  - Reported good clinical activity in advanced refractory sarcoma population to date
  - Several cohorts already qualified to move into part 2 of the P2 study
  - Safety profile continues to be well-differentiated
  - Full interim P2 study data cut made on March 31st w/ a targeted two scans per patient
  - Clinical data analysis underway – topline interim update scheduled for May 4th earnings call
  - Patient enrollment expected to continue through upcoming P2 interim stage FDA discussions

14

Complete response in 1/1 ROR2+ patient in stage IV multi-refractory melanoma and partial response in 1/1 ROR2+ patient in head and neck squamous cell cancer (HNC) Ozurif – BA3021 Phase 1 - MELANOMA Two evaluable metastatic melanoma patients enrolled in Phase 1 trial 100 0.6 mg/kg (d1) 80 3.0 mg/kg (d1) 60 40 ROR2 - 20 0 -20 -40 -60 ROR2 + -80 -100 120 140 0 10 20 30 40 Time (weeks) Details: ROR+ Patient ✓ Prior treatment failure: nivolumab followed by nivolumab + ipilimumab combination achieved ✓ Melanoma confirmed by biopsy immediately prior to BA3021 trial entry Complete ✓ Clearance of pulmonary metastases followed by normalization of adenopathy Response ✓ Continued CR Off treatment for approximately one year Phase 1 - HEAD and NECK SQUAMOUS CELL CANCER (HNC): Additionally, Partial Response (-54%) observed in 1 / 1 ROR2 + (TmPS = 16%) HNC patient (refractory to four prior lines of therapy including cetuximab and pembrolizumab) 15 Change in target lesion from baseline (%) »

Encouraging Phase I results in NSCLC refractory patients

Phase 1 - NSCLC

Mecbo – BA3011


Response at Variable Dosing
Maximum Change from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
AXL –
TmPS=0
1.5mg/kg d1,8
AXL –
TmPS=0
1.2mg/kg d1,8
Not
Evaluable
1.2mg/kg d1
AXL +
TmPS=80
1.8mg/kg d1,8
Confirmed PR
Stage IV
adenocarcinoma
(multiple chemo PKIs and
pembrolizumab failure)

Ozurif – BA3021


Response at Variable Dosing
Maximum % Change from Baseline in Sum of Target Lesions
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
ROR2 +
(**TmPS=100)
1.2mg/kg d1,8
ROR2 –
(**TmPS=0)
3mg/kg d1
ROR2 +
(**TmPS=45)
3.3mg/kg d1
Not
Evaluable
1.5mg/kg d1,8
ROR2 +
(**TmPS=95)
3.3mg/kg d1
ROR2 +
(**TmPS=70)
3mg/kg d1
Suboptimal dose
(1.2mg/kg 2Q3W)
Patient experienced tumor shrinkage prior to progression of metastatic bone lesions
NSCLC squamous tumor: 10mm to 0mm on first scan
PR
Note: Not Evaluable (Strong, extensive fibroblastic stromal positivity reported)

16

Promising safety and tolerability profile emerging

PHASE 1 AEs for all doses

Overview

- AEs consistent with MMAE-based toxicity, including:
  - Reversible myelosuppression
  - Transient liver enzyme elevation
  - Metabolic disturbances
- Few related SAEs
- Few related AEs leading to treatment discontinuation

Mecbo – BA3011

CAB AXL-ADC
(all patients n=64)

Constipation	Grade 1-2 (26%)
	Grade 3 (3%)
Peripheral Neuropathy	All Grade 1-2 (28%)
Diarrhea	Grade 1-2 (19%)
	Grade 3-4 (3%)

Constipation is believed to be an on-target mediated effect

- No clinically meaningful on-target toxicity observed over background
- Differentiated profile due to advantageous pharmacokinetic characteristics of CAB ADCs

PHASE 1 & 2 AEs at P2-relevant doses

Mecbo – BA3011

CAB AXL-ADC
Dosing 1.8mg/kg Q3W, Q2W, or 2Q3W (d1,8)
(safety population Phase 1 & 2)

Characteristic	BA3011 (N=38)
Any Adverse Events (AEs)	38 (100%)
Related AEs with CTCAE[1] Grade 3 or 4[2]	15 (39%)
Any related serious AEs[2]	4 (11%)
Related AEs leading to death[2]	0
Related AEs leading to treatment discontinuation[2]	2 (5%)[§]

Ozurif – BA3021

- Similar safety profile observed

Note: [1]CTCAE: Common Terminology Criteria for Adverse Events. The NCI Common Terminology Criteria for Adverse Events is a descriptive terminology which is utilized for Adverse Event (AE) reporting. A grading (severity) scale is provided for each AE term. [2]As assessed by the investigator. Missing responses are counted as related. [§]Grade 2 fatigue and peripheral neuropathy at 1.8mg/kg 2Q3W

17

Many value-creating milestones in 2022 Key Clinical Updates Mecbotamab Vedotin (BA3011) Mecbotamab Vedotin (BA3011) NSCLC Ozuriftamab Vedotin (BA3021) Sarcoma Phase 2 Interim Update Phase 2 Interim Analysis (1H 2022); NSCLC and Melanoma Phase 2 (1Q earnings call – May 4, 2022) Interim Update (2Q earnings call) Interim Update (mid-year / 2H 2022) CAB-EpCAM x CAB-CD3 CAB-CTLA-4 (BA3071) bispecific (BA3182) IND Phase 1/2 Trial Dosing Submission and Phase 1 Clinical Advancements (H1 2022) initiation (H2 2022) Mecbotamab Vedotin Ozuriftamab Vedotin Mecbotamab Vedotin (BA3011) and Ozuriftamab (BA3021) Head and Neck (BA3011) Phase 2 Sarcoma Vedotin (BA-3021) Ovarian Cancer Phase 2 Trial Dosing Final Data (2023) IIT Dosing (H1 2022) (H1 2022) 18

2022 BioAtla corporate priorities Execute on clinical programs Create long-term sustainable value Create long-term sustainable value Build core commercial capabilities 19